Goodwill	12 Months Ended
Dec. 31, 2017
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Goodwill
14.	GOODWILL

Million US dollar	31 December 2017	31 December 2016

Acquisition cost
Balance at end of previous year as reported	136 566	65 099
Adjustments	(669)	—
Balance at end of previous year as adjusted	135 897	65 099
Effect of movements in foreign exchange	4 684	(2 222)
Disposals through the sale of subsidiaries	—	(187)
Acquisitions through business combinations	398	74 886
Reclassified as held for sale	—	(1 008)

Balance at end of the period	140 980	136 566

Impairment losses
Balance at end of previous year	(34)	(38)
Impairment losses	(6)	—
Effect of movements in foreign exchange and other movements	—	4

Balance at end of the period	(40)	(34)

Carrying amount
at 31 December 2016 as reported	136 533	136 533
at 31 December 2016 as adjusted	135 864	135 864
at 31 December 2017	140 940	—

Current year acquisitions through business combinations primarily reflect acquisitions of craft breweries in the US and in China, and resulted in the recognition of goodwill of 398m US dollar.

In 2017, the company completed the purchase price allocation to the individual assets acquired and liabilities assumed as part of the SAB combination, including the allocation of goodwill to the different business units in compliance with IFRS 3. The combination with SAB resulting in the recognition of goodwill of 72 406m US dollar (compared to 74 083m US dollar on a provisional basis).

The business combinations that took place in 2016, other than the combination with SAB, resulted in goodwill recognition of 803m US dollar. See also Note 6 Acquisitions and disposals of subsidiaries.

The carrying amount of goodwill was allocated to the different business unit levels as follows:

Million US dollar Business unit	2017	2016 as reported

SAB	—	73 736
USA	33 277	33 056
Colombia	20 425	—
South Africa	18 551	—
Peru	15 074	—
Mexico	12 580	12 035
Rest of Africa	8 326	—
Australia	6 922	—
Brazil	5 523	5 531
South Korea	4 119	3 652
Ecuador	3 925	—
China	2 914	2 710
Honduras & El Salvador	2 335	—
Canada	2 056	1 892
Other countries	4 913	4 928
Reclassified as held for sale[13]	—	(1 008)

	140 940	136 533

[13]	See also note 22 Assets classified as held for sale and discontinued operations

AB InBev completed its annual impairment test for goodwill and concluded that, based on the assumptions described below, no impairment charge was warranted.

The company cannot predict whether an event that triggers impairment will occur, when it will occur or how it will affect the value of the asset reported. AB InBev believes that all of its estimates are reasonable: they are consistent with the company’s internal reporting and reflect management’s best estimates. However, inherent uncertainties exist that management may not be able to control. During its valuation, the company ran sensitivity analysis for key assumptions including the weighted average cost of capital and the terminal growth rate, in particular for the valuations of the US, Colombia, South Africa, Mexico and Peru, countries that show the highest goodwill. While a change in the estimates used could have a material impact on the calculation of the fair values and trigger an impairment charge, the company, based on the sensitivity analysis performed is not aware of any reasonably possible change in a key assumption used that would cause a business unit’s carrying amount to exceed its recoverable amount.

Goodwill impairment testing relies on a number of critical judgments, estimates and assumptions. Goodwill, which accounted for approximately 57% of AB InBev’s total assets as at 31 December 2017, is tested for impairment at the business unit level (that is one level below the operating segments). The business unit level is the lowest level at which goodwill is monitored for internal management purposes. Except in cases where the initial allocation of goodwill has not been concluded by the end of the initial reporting period following the business combination, goodwill is allocated as from the acquisition date to each of AB InBev’s business units that are expected to benefit from the synergies of the combination whenever a business combination occurs.

AB InBev’s impairment testing methodology is in accordance with IAS 36, in which fair-value-less-cost-to-sell and value in use approaches are taken into consideration. This consists in applying a discounted free cash flow approach based on acquisition valuation models for its major business units and the business units showing a high invested capital to EBITDA multiple, and valuation multiples for its other business units.

The key judgments, estimates and assumptions used in the discounted free cash flow calculations are generally as follows:

•	In the first three years of the model, free cash flows are based on AB InBev’s strategic plan as approved by key management. AB InBev’s strategic plan is prepared per business unit and is based on external sources in respect of macro-economic assumptions, industry, inflation and foreign exchange rates, past experience and identified initiatives in terms of market share, revenue, variable and fixed cost, capital expenditure and working capital assumptions;

•	For the subsequent seven years of the model, data from the strategic plan is extrapolated generally using simplified assumptions such as macro-economic and industry assumptions, variable cost per hectoliter and fixed cost linked to inflation, as obtained from external sources;

•	Cash flows after the first ten-year period are extrapolated generally using expected annual long-term consumer price indices (CPI), based on external sources, in order to calculate the terminal value, considering sensitivities on this metric;

•	Projections are discounted at the unit’s weighted average cost of capital (WACC), considering sensitivities on this metric;

•	Cost to sell is assumed to reach 2% of the entity value based on historical precedents.

For the main cash generating units, the terminal growth rate applied generally ranged between 0% and 3%.

The WACC applied in US dollar nominal terms were as follows:

Business unit	2017

US	6%
Colombia	7%
South Africa	8%
Mexico	9%
Peru	7%
Ecuador	11%
Australia	6%
Rest of Africa	10%

In the sensitivity analysis performed by management, an adverse change of 1% in WACC would not cause a business unit’s carrying amount to exceed its recoverable amount.

The above calculations are corroborated by valuation multiples, quoted share prices for publicly-traded subsidiaries or other available fair value indicators (i.e. recent market transactions from peers).

Although AB InBev believes that its judgments, assumptions and estimates are appropriate, actual results may differ from these estimates under different assumptions or market or macro-economic conditions.